SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549

                                     FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                APRIL 21, 1997
              Date of Report (Date of Earliest Event Reported)

                        PROACTIVE TECHNOLOGIES, INC.
                  (formerly KEYSTONE MEDICAL CORPORATION)
          (Exact name of registrant as specified in its charter)

                                 DELAWARE
                    (State or other jurisdiction of incorporation)

             1-8662                                  23-2265039
       (Commission File Number)              (I.R.S. Employer ID No.)

        7118 Beech Ridge Trail
          Tallahassee, Florida                       32312
   (Address of principal executive offices)        (Zip Code)

                Registrant's Telephone Number, including area code
                            (904) 668-8500

                                NOT APPLICABLE
       (Former name or former address, if changed since last report.)


Item 8.CHANGE IN FISCAL YEAR

     On April 21, 1997, the Board of Directors of Proactive Technologies, Inc. (the "Company") approved the change of the Company's fiscal year end to April 30 from June 30. The Company intends to file a Form 10-KSB for the transition period of July 1, 1996 to April 30, 1997.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            PROACTIVE TECHNOLOGIES, INC.
                                         (formerly KEYSTONE MEDICAL CORP.)


Dated:  May 6, 1997                    By:             /s/ Mark A. Conner
                                          ________________________________
                                                Mark A.  Conner, President